                                                Exhibit 99.1
First Financial Bancorp Announces Third Quarter 2023
Financial Results and Quarterly Dividend

•Earnings per diluted share of $0.66; $0.67 on an adjusted(1) basis; 10% increase YoY
•Return on average assets of 1.48%; 1.49% on an adjusted(1) basis
•Net interest margin on FTE basis(1) of 4.33%; 15 bp decrease from linked quarter
•Loan growth of $96.6 million; 3.6% on an annualized basis
•Average deposit balances increased 3.8% on an annualized basis, excluding brokered deposits
•Strong adjusted(1) fee income of $56.8 million driven by the leasing and wealth management
•Quarterly dividend of $0.23 approved by Board of Directors

Cincinnati, Ohio - October 24, 2023. First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the three and nine months ended September 30, 2023.

For the three months ended September 30, 2023, the Company reported net income of $63.1 million, or $0.66 per diluted common share. These results compare to net income of $65.7 million, or $0.69 per diluted common share, for the second quarter of 2023. For the nine months ended September 30, 2023, First Financial had earnings per diluted share of $2.09 compared to $1.57 for the same period in 2022.

Return on average assets for the third quarter of 2023 was 1.48% while return on average tangible common equity was 23.60%(1). These compare to return on average assets of 1.55% and return on average tangible common equity of 25.27%(1) in the second quarter of 2023.

Third quarter 2023 highlights include:

•Net interest margin of 4.28%, or 4.33% on a fully tax-equivalent basis(1)
◦15 bp decrease to 4.33% from 4.48% in the second quarter due to increasing deposit costs
◦Higher asset yields significantly offset 37 bp increase in cost of deposits
◦Average deposit balances increased $73.3 million with growth in money market accounts and retail CDs offsetting declines in noninterest bearing checking and savings accounts

•Noninterest income of $56.6 million, or $56.8 million as adjusted(1)
◦Foreign exchange income of $13.4 million reflected continued strong activity
◦Record wealth management fees of $6.9 million; 3.4% increase from linked quarter
◦Leasing business income of $14.5 million; 41.6% increase from linked quarter
◦Adjusted(1) $0.2 million for losses on investment securities and other items not expected to recur
•Noninterest expenses of $122.0 million, or $121.5 million as adjusted(1)
◦$1.4 million increase from linked quarter driven primarily by higher employee costs, leasing expenses and fraud losses
◦Second quarter adjustments(1) include costs related to our online banking conversion and other costs not expected to recur such as acquisition, severance and branch consolidation costs
◦Efficiency ratio of 57.5%; 57.3% as adjusted(1)
______________________________________________________________________________
(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

(2) The consolidated balance sheets at December 31, 2022 and September 30, 2022 include assets acquired and liabilities assumed in the acquisition of Summit Financial Group. The fair value measurements of assets acquired and liabilities assumed are subject to refinement for up to one year after the closing date of the acquisition as additional information relative to closing date fair values becomes available. These fair value measurements were considered final as of December 31, 2022.

•Moderate loan growth during the quarter
◦Loan balances increased $96.6 million compared to the first quarter
◦Growth of 3.6% on an annualized basis
◦Residential mortgages and finance leases drove quarterly growth

•Total Allowance for Credit Losses of $162.2 million; Total quarterly provision expense of $11.7 million
◦Loans and leases - ACL of $145.2 million; decreased 5 bps to 1.36% of total loans
◦Unfunded Commitments - ACL of $17.0 million
◦Provision expense driven by net charge-offs; Classified assets increased slightly to $140.6 million
◦Net charge-offs 61 bps of total loans and included $6.1 million from loan sale and $6.9 million from a COVID impacted business

•Capital ratios remain solid
◦Total capital ratio increased 7 bps to 13.51%
◦Tier 1 common equity increased 26 bps to 11.60%
◦Tangible common equity decreased 6 bps to 6.50%(1); 9.07%(1) excluding impact from AOCI
◦Tangible book value per share of $10.91(1)

Additionally, the board of directors approved a quarterly dividend of $0.23 per common share for the next regularly scheduled dividend, payable on December 15, 2023 to shareholders of record as of December 1, 2023.

Archie Brown, President and CEO, commented on the quarter, “Overall, I am pleased with our third quarter performance. Strong net interest income and robust fee income led to a 13% increase in net income from the third quarter of 2022. Adjusted return on assets was 1.49% and adjusted return on average tangible common equity was 23.8%. As expected, higher deposit costs led to a slight reduction in earnings on a linked quarter basis. Even so, our net interest margin was 4.33% for the quarter, which was at the high end of our expectations.”

Mr. Brown continued, “Loan growth was in line with expectations for the period, led by growth in the Leasing and Mortgage portfolios. We expect moderate loan growth over the remainder of the year. Deposit balances were stable during the quarter. While the change in mix from non-interest bearing to CDs and Money Market accounts continued, we experienced slight growth in total balances and our loan to deposit ratio remained flat at 82%. Our fee income continued to exceed expectations this quarter, with strong performance from wealth management, equipment leasing, Bannockburn, and mortgage banking.”

Mr. Brown commented on asset quality, "Credit trends were mixed during the period, and we experienced elevated net charge-offs. During the third quarter we elected to sell approximately $32 million in commercial real estate loans and incurred a $6.1 million loss on the sale. We also recorded a $6.9 million loss on a large C&I loan that was negatively impacted during Covid and has been unable to rebound in the period since. Additionally, nonaccrual loan balances increased during the period due to the downgrade of one office loan whose major tenant vacated the space during the quarter. Classified Assets remain low and we expect provision expense to to be fairly stable in the fourth quarter.”

Mr. Brown concluded, "We remain pleased with our high net interest margin, favorable fee income trends and robust earnings. During the quarter, our regulatory capital levels strengthened, and our strong earnings helped to maintain the tangible common equity ratio despite the negative impact to AOCI from the increase in market rates. We are encouraged by our performance in 2023 and we believe we are well positioned to navigate the current economic environment and continue to deliver strong results.”

Full detail of the Company’s third quarter 2023 performance is provided in the accompanying financial statements and slide presentation.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Wednesday, October 25, 2023 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (888) 550-5723 (U.S. toll free) or (646) 960-0471 (U.S. local), access code 5048068. The number should be dialed five to ten minutes prior to the start of the conference call. A replay of the conference call will be available beginning one hour after the completion of the live call at (800) 770-2030 (U.S. toll free), (647) 362-9199 (U.S. local), access code 5048068. The recording will be available until November 8, 2023. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information are available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

Use of Non-GAAP Financial Measures
This earnings release contains GAAP financial measures and Non-GAAP financial measures where management believes it to be helpful in understanding the Company’s results of operations or financial position. Where Non-GAAP financial measures are used, the comparable GAAP financial measures, as well as a reconciliation to the comparable GAAP financial measure, can be found in the section titled “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

Forward-Looking Statements

Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.

As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements.  Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements.  Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation:

•economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business;
•future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses
•the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry;
•Management’s ability to effectively execute its business plans;
•mergers and acquisitions, including costs or difficulties related to the integration of acquired companies;
•the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period;
•the effect of changes in accounting policies and practices;
•changes in consumer spending, borrowing and saving and changes in unemployment;
•changes in customers’ performance and creditworthiness;
•the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;

•current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth;
•the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products;
•our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;
•financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;
•the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale;
•the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses;
•a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks;
•the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and
•our ability to develop and execute effective business plans and strategies.

Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2022, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov.

All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of September 30, 2023, the Company had $17.1 billion in assets, $10.6 billion in loans, $12.9 billion in deposits and $2.1 billion in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $3.3 billion in assets under management as of September 30, 2023. The Company operated 130 full service banking centers as of September 30, 2023, located in Ohio, Indiana, Kentucky and Illinois, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations, is available at www.bankatfirst.com.

Contact Information
Investors/Analysts                    Media
Jamie Anderson                        Tim Condron
Chief Financial Officer                    Marketing Communications Manager
(513) 887-5400                        (513) 979-5796
InvestorRelations@bankatfirst.com            media@bankatfirst.com

Selected Financial Information
September 30, 2023
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Nine months ended,
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,
	2023	2023	2023	2022	2022	2023	2022
RESULTS OF OPERATIONS
Net income	$63,061	$65,667	$70,403	$69,086	$55,705	$199,131	$148,526
Net earnings per share - basic	$0.67	$0.70	$0.75	$0.74	$0.60	$2.12	$1.59
Net earnings per share - diluted	$0.66	$0.69	$0.74	$0.73	$0.59	$2.09	$1.57
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.23	$0.69	$0.69

KEY FINANCIAL RATIOS
Return on average assets	1.48%	1.55%	1.69%	1.63%	1.35%	1.57%	1.22%
Return on average shareholders' equity	11.62%	12.32%	13.71%	13.64%	10.58%	12.53%	9.29%
Return on average tangible shareholders' equity (1)	23.60%	25.27%	29.02%	29.93%	22.29%	25.87%	19.14%

Net interest margin	4.28%	4.43%	4.51%	4.43%	3.93%	4.41%	3.49%
Net interest margin (fully tax equivalent) (1)(2)	4.33%	4.48%	4.55%	4.47%	3.98%	4.45%	3.53%

Ending shareholders' equity as a percent of ending assets	12.49%	12.54%	12.53%	12.01%	12.00%	12.49%	12.00%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets (1)	6.50%	6.56%	6.47%	5.95%	5.79%	6.50%	5.79%
Risk-weighted assets (1)	7.88%	8.03%	7.87%	7.32%	7.21%	7.88%	7.21%

Average shareholders' equity as a percent of average assets	12.70%	12.60%	12.29%	11.98%	12.75%	12.53%	13.15%
Average tangible shareholders' equity as a percent of
average tangible assets (1)	6.69%	6.57%	6.21%	5.84%	6.49%	6.49%	6.85%

Book value per share	$22.39	$22.52	$22.29	$21.51	$21.03	$22.39	$21.03
Tangible book value per share (1)	$10.91	$11.02	$10.76	$9.97	$9.48	$10.91	$9.48

Common equity tier 1 ratio (3)	11.60%	11.34%	11.00%	10.83%	10.82%	11.60%	10.82%
Tier 1 ratio (3)	11.94%	11.68%	11.34%	11.17%	11.17%	11.94%	11.17%
Total capital ratio (3)	13.51%	13.44%	13.11%	13.09%	13.15%	13.51%	13.15%
Leverage ratio (3)	9.59%	9.33%	9.03%	8.89%	8.88%	9.59%	8.88%

AVERAGE BALANCE SHEET ITEMS
Loans (4)	$10,623,734	$10,513,505	$10,373,302	$10,059,119	$9,597,197	$10,504,431	$9,411,807
Investment securities	3,394,237	3,560,453	3,635,317	3,705,304	4,003,472	3,529,119	4,142,157
Interest-bearing deposits with other banks	386,173	329,584	318,026	372,054	317,146	344,844	295,174
Total earning assets	$14,404,144	$14,403,542	$14,326,645	$14,136,477	$13,917,815	$14,378,394	$13,849,138
Total assets	$16,951,389	$16,968,055	$16,942,999	$16,767,598	$16,385,989	$16,954,178	$16,253,031
Noninterest-bearing deposits	$3,493,305	$3,663,419	$3,954,915	$4,225,192	$4,176,242	$3,702,189	$4,187,145
Interest-bearing deposits	9,293,860	9,050,464	8,857,226	8,407,114	8,194,781	9,068,783	8,375,581
Total deposits	$12,787,165	$12,713,883	$12,812,141	$12,632,306	$12,371,023	$12,770,972	$12,562,726
Borrowings	$1,403,071	$1,523,699	$1,434,338	$1,489,088	$1,406,718	$1,453,588	$1,071,845
Shareholders' equity	$2,153,601	$2,137,765	$2,082,210	$2,009,564	$2,089,179	$2,124,787	$2,137,615

CREDIT QUALITY RATIOS
Allowance to ending loans	1.36%	1.41%	1.36%	1.29%	1.27%	1.36%	1.27%
Allowance to nonaccrual loans	193.75%	276.70%	409.46%	464.58%	341.61%	193.75%	341.61%
Allowance to nonperforming loans	193.75%	276.70%	409.46%	335.94%	262.09%	193.75%	262.09%
Nonperforming loans to total loans	0.70%	0.51%	0.33%	0.38%	0.48%	0.70%	0.48%
Nonaccrual loans to total loans	0.70%	0.51%	0.33%	0.28%	0.37%	0.70%	0.37%
Nonperforming assets to ending loans, plus OREO	0.71%	0.51%	0.33%	0.39%	0.48%	0.71%	0.48%
Nonperforming assets to total assets	0.44%	0.32%	0.21%	0.23%	0.28%	0.44%	0.28%
Classified assets to total assets	0.82%	0.81%	0.94%	0.75%	0.69%	0.82%	0.69%
Net charge-offs to average loans (annualized)	0.61%	0.22%	0.00%	(0.01)%	0.07%	0.28%	0.08%
(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.
(2) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(3) September 30, 2023 regulatory capital ratios are preliminary.
(4) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Nine months ended,
	Sep. 30,			Sep. 30,
	2023	2022	% Change	2023	2022	% Change
Interest income
Loans and leases, including fees	$192,261	$122,170	57.4%	$546,354	$306,443	78.3%
Investment securities
Taxable	31,297	26,331	18.9%	95,226	72,066	32.1%
Tax-exempt	3,522	5,014	(29.8)%	10,499	14,361	(26.9)%
Total investment securities interest	34,819	31,345	11.1%	105,725	86,427	22.3%
Other earning assets	5,011	1,597	213.8%	12,488	2,222	462.0%
Total interest income	232,091	155,112	49.6%	664,567	395,092	68.2%

Interest expense
Deposits	57,069	6,386	793.7%	132,817	11,972	1,009.4%
Short-term borrowings	14,615	6,158	137.3%	43,101	8,041	436.0%
Long-term borrowings	4,952	4,676	5.9%	14,644	13,832	5.9%
Total interest expense	76,636	17,220	345.0%	190,562	33,845	463.0%
Net interest income	155,455	137,892	12.7%	474,005	361,247	31.2%
Provision for credit losses-loans and leases	12,907	7,898	63.4%	34,270	(1,958)	N/M
Provision for credit losses-unfunded commitments	(1,234)	386	(419.7)%	(1,393)	3,641	(138.3)%
Net interest income after provision for credit losses	143,782	129,608	10.9%	441,128	359,564	22.7%

Noninterest income
Service charges on deposit accounts	6,957	6,279	10.8%	20,443	21,656	(5.6)%
Wealth management fees	6,943	5,487	26.5%	19,990	17,858	11.9%
Bankcard income	3,406	3,484	(2.2)%	10,690	10,644	0.4%
Client derivative fees	1,612	1,447	11.4%	4,444	3,619	22.8%
Foreign exchange income	13,384	11,752	13.9%	45,321	35,373	28.1%
Leasing business income	14,537	7,127	104.0%	38,466	20,450	88.1%
Net gains from sales of loans	4,086	3,729	9.6%	10,260	12,842	(20.1)%
Net gain (loss) on sale of investment securities	(4)	(179)	(97.8)%	(407)	(176)	131.3%
Net gain (loss) on equity securities	(54)	(701)	(92.3)%	4	(1,954)	(100.2)%
Other	5,761	4,109	40.2%	16,218	13,294	22.0%
Total noninterest income	56,628	42,534	33.1%	165,429	133,606	23.8%

Noninterest expenses
Salaries and employee benefits	75,641	66,808	13.2%	222,094	195,747	13.5%
Net occupancy	5,809	5,669	2.5%	17,100	16,774	1.9%
Furniture and equipment	3,341	3,222	3.7%	10,020	9,990	0.3%
Data processing	8,473	8,497	(0.3)%	27,364	25,095	9.0%
Marketing	2,598	2,523	3.0%	7,560	6,546	15.5%
Communication	744	657	13.2%	2,022	1,993	1.5%
Professional services	2,524	2,346	7.6%	6,778	6,719	0.9%
State intangible tax	981	1,090	(10.0)%	2,930	3,311	(11.5)%
FDIC assessments	2,665	1,885	41.4%	8,297	5,021	65.2%
Intangible amortization	2,600	2,783	(6.6)%	7,801	8,612	(9.4)%
Leasing business expense	8,877	5,746	54.5%	23,545	14,302	64.6%
Other	7,791	23,842	(67.3)%	23,841	36,797	(35.2)%
Total noninterest expenses	122,044	125,068	(2.4)%	359,352	330,907	8.6%
Income before income taxes	78,366	47,074	66.5%	247,205	162,263	52.3%
Income tax expense (benefit)	15,305	(8,631)	(277.3)%	48,074	13,737	250.0%
Net income	$63,061	$55,705	13.2%	$199,131	$148,526	34.1%

ADDITIONAL DATA
Net earnings per share - basic	$0.67	$0.60		$2.12	$1.59
Net earnings per share - diluted	$0.66	$0.59		$2.09	$1.57
Dividends declared per share	$0.23	$0.23		$0.69	$0.69

Return on average assets	1.48%	1.35%		1.57%	1.22%
Return on average shareholders' equity	11.62%	10.58%		12.53%	9.29%

Interest income	$232,091	$155,112	49.6%	$664,567	$395,092	68.2%
Tax equivalent adjustment	1,659	1,712	(3.1)%	4,684	4,804	(2.5)%
Interest income - tax equivalent	233,750	156,824	49.1%	669,251	399,896	67.4%
Interest expense	76,636	17,220	345.0%	190,562	33,845	463.0%
Net interest income - tax equivalent	$157,114	$139,604	12.5%	$478,689	$366,051	30.8%

Net interest margin	4.28%	3.93%		4.41%	3.49%
Net interest margin (fully tax equivalent) (1)	4.33%	3.98%		4.45%	3.53%

Full-time equivalent employees	2,121	2,072

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2023
	Third	Second	First	Year to	% Change
	Quarter	Quarter	Quarter	Date	Linked Qtr.
Interest income
Loans and leases, including fees	$192,261	$184,387	$169,706	$546,354	4.3%
Investment securities
Taxable	31,297	32,062	31,867	95,226	(2.4)%
Tax-exempt	3,522	3,513	3,464	10,499	0.3%
Total investment securities interest	34,819	35,575	35,331	105,725	(2.1)%
Other earning assets	5,011	3,933	3,544	12,488	27.4%
Total interest income	232,091	223,895	208,581	664,567	3.7%

Interest expense
Deposits	57,069	44,292	31,456	132,817	28.8%
Short-term borrowings	14,615	15,536	12,950	43,101	(5.9)%
Long-term borrowings	4,952	4,835	4,857	14,644	2.4%
Total interest expense	76,636	64,663	49,263	190,562	18.5%
Net interest income	155,455	159,232	159,318	474,005	(2.4)%
Provision for credit losses-loans and leases	12,907	12,719	8,644	34,270	1.5%
Provision for credit losses-unfunded commitments	(1,234)	(1,994)	1,835	(1,393)	(38.1)%
Net interest income after provision for credit losses	143,782	148,507	148,839	441,128	(3.2)%

Noninterest income
Service charges on deposit accounts	6,957	6,972	6,514	20,443	(0.2)%
Wealth management fees	6,943	6,713	6,334	19,990	3.4%
Bankcard income	3,406	3,692	3,592	10,690	(7.7)%
Client derivative fees	1,612	1,827	1,005	4,444	(11.8)%
Foreign exchange income	13,384	15,039	16,898	45,321	(11.0)%
Leasing business income	14,537	10,265	13,664	38,466	41.6%
Net gains from sales of loans	4,086	3,839	2,335	10,260	6.4%
Net gain (loss) on sale of investment securities	(4)	(384)	(19)	(407)	(99.0)%
Net gain (loss) on equity securities	(54)	(82)	140	4	34.1%
Other	5,761	5,377	5,080	16,218	7.1%
Total noninterest income	56,628	53,258	55,543	165,429	6.3%

Noninterest expenses
Salaries and employee benefits	75,641	74,199	72,254	222,094	1.9%
Net occupancy	5,809	5,606	5,685	17,100	3.6%
Furniture and equipment	3,341	3,362	3,317	10,020	(0.6)%
Data processing	8,473	9,871	9,020	27,364	(14.2)%
Marketing	2,598	2,802	2,160	7,560	(7.3)%
Communication	744	644	634	2,022	15.5%
Professional services	2,524	2,308	1,946	6,778	9.4%
State intangible tax	981	964	985	2,930	1.8%
FDIC assessments	2,665	2,806	2,826	8,297	(5.0)%
Intangible amortization	2,600	2,601	2,600	7,801	0.0%
Leasing business expense	8,877	6,730	7,938	23,545	31.9%
Other	7,791	8,722	7,328	23,841	(10.7)%
Total noninterest expenses	122,044	120,615	116,693	359,352	1.2%
Income before income taxes	78,366	81,150	87,689	247,205	(3.4)%
Income tax expense (benefit)	15,305	15,483	17,286	48,074	(1.1)%
Net income	$63,061	$65,667	$70,403	$199,131	(4.0)%

ADDITIONAL DATA
Net earnings per share - basic	$0.67	$0.70	$0.75	$2.12
Net earnings per share - diluted	$0.66	$0.69	$0.74	$2.09
Dividends declared per share	$0.23	$0.23	$0.23	$0.69

Return on average assets	1.48%	1.55%	1.69%	1.57%
Return on average shareholders' equity	11.62%	12.32%	13.71%	12.53%

Interest income	$232,091	$223,895	$208,581	$664,567	3.7%
Tax equivalent adjustment	1,659	1,601	1,424	4,684	3.6%
Interest income - tax equivalent	233,750	225,496	210,005	669,251	3.7%
Interest expense	76,636	64,663	49,263	190,562	18.5%
Net interest income - tax equivalent	$157,114	$160,833	$160,742	$478,689	(2.3)%

Net interest margin	4.28%	4.43%	4.51%	4.41%
Net interest margin (fully tax equivalent) (1)	4.33%	4.48%	4.55%	4.45%

Full-time equivalent employees	2,121	2,193	2,066

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2022
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$152,299	$122,170	$97,091	$87,182	$458,742
Investment securities
Taxable	30,248	26,331	23,639	22,096	102,314
Tax-exempt	4,105	5,014	4,916	4,431	18,466
Total investment securities interest	34,353	31,345	28,555	26,527	120,780
Other earning assets	3,262	1,597	505	120	5,484
Total interest income	189,914	155,112	126,151	113,829	585,006

Interest expense
Deposits	16,168	6,386	2,963	2,623	28,140
Short-term borrowings	11,091	6,158	1,566	317	19,132
Long-term borrowings	4,759	4,676	4,612	4,544	18,591
Total interest expense	32,018	17,220	9,141	7,484	65,863
Net interest income	157,896	137,892	117,010	106,345	519,143
Provision for credit losses-loans and leases	8,689	7,898	(4,267)	(5,589)	6,731
Provision for credit losses-unfunded commitments	1,341	386	3,481	(226)	4,982
Net interest income after provision for credit losses	147,866	129,608	117,796	112,160	507,430

Noninterest income
Service charges on deposit accounts	6,406	6,279	7,648	7,729	28,062
Wealth management fees	5,648	5,487	6,311	6,060	23,506
Bankcard income	3,736	3,484	3,823	3,337	14,380
Client derivative fees	1,822	1,447	1,369	803	5,441
Foreign exchange income	19,592	11,752	13,470	10,151	54,965
Leasing business income	11,124	7,127	7,247	6,076	31,574
Net gains from sales of loans	2,206	3,729	5,241	3,872	15,048
Net gain (loss) on sale of investment securities	(393)	(179)	0	3	(569)
Net gain (loss) on equity securities	1,315	(701)	(1,054)	(199)	(639)
Other	4,579	4,109	5,723	3,462	17,873
Total noninterest income	56,035	42,534	49,778	41,294	189,641

Noninterest expenses
Salaries and employee benefits	73,621	66,808	64,992	63,947	269,368
Net occupancy	5,434	5,669	5,359	5,746	22,208
Furniture and equipment	3,234	3,222	3,201	3,567	13,224
Data processing	8,567	8,497	8,334	8,264	33,662
Marketing	2,198	2,523	2,323	1,700	8,744
Communication	690	657	670	666	2,683
Professional services	3,015	2,346	2,214	2,159	9,734
State intangible tax	974	1,090	1,090	1,131	4,285
FDIC assessments	2,173	1,885	1,677	1,459	7,194
Intangible amortization	2,573	2,783	2,915	2,914	11,185
Leasing business expense	6,061	5,746	4,687	3,869	20,363
Other	15,902	23,842	5,572	7,383	52,699
Total noninterest expenses	124,442	125,068	103,034	102,805	455,349
Income before income taxes	79,459	47,074	64,540	50,649	241,722
Income tax expense (benefit)	10,373	(8,631)	13,020	9,348	24,110
Net income	$69,086	$55,705	$51,520	$41,301	$217,612

ADDITIONAL DATA
Net earnings per share - basic	$0.74	$0.60	$0.55	$0.44	$2.33
Net earnings per share - diluted	$0.73	$0.59	$0.55	$0.44	$2.30
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.92

Return on average assets	1.63%	1.35%	1.28%	1.03%	1.33%
Return on average shareholders' equity	13.64%	10.58%	9.84%	7.53%	10.34%

Interest income	$189,914	$155,112	$126,151	$113,829	$585,006
Tax equivalent adjustment	1,553	1,712	1,625	1,467	6,357
Interest income - tax equivalent	191,467	156,824	127,776	115,296	591,363
Interest expense	32,018	17,220	9,141	7,484	65,863
Net interest income - tax equivalent	$159,449	$139,604	$118,635	$107,812	$525,500

Net interest margin	4.43%	3.93%	3.41%	3.11%	3.73%
Net interest margin (fully tax equivalent) (1)	4.47%	3.98%	3.45%	3.16%	3.77%

Full-time equivalent employees	2,070	2,072	2,096	2,050

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	% Change	% Change
	2023	2023	2023	2022	2022	Linked Qtr.	Comp Qtr.
ASSETS
Cash and due from banks	$220,335	$217,385	$199,835	$207,501	$195,553	1.4%	12.7%
Interest-bearing deposits with other banks	452,867	485,241	305,465	388,182	338,978	(6.7)%	33.6%
Investment securities available-for-sale	3,044,361	3,249,404	3,384,949	3,409,648	3,531,353	(6.3)%	(13.8)%
Investment securities held-to-maturity	81,236	82,372	83,070	84,021	85,823	(1.4)%	(5.3)%
Other investments	133,725	141,892	143,606	143,160	138,767	(5.8)%	(3.6)%
Loans held for sale	12,391	15,267	9,280	7,918	10,684	(18.8)%	16.0%
Loans and leases
Commercial and industrial	3,420,873	3,433,162	3,449,289	3,410,272	3,139,219	(0.4)%	9.0%
Lease financing	399,973	360,801	273,898	236,124	176,072	10.9%	127.2%
Construction real estate	578,824	536,464	525,906	512,050	489,446	7.9%	18.3%
Commercial real estate	3,992,654	4,048,460	4,056,627	4,052,759	3,976,345	(1.4)%	0.4%
Residential real estate	1,293,470	1,221,484	1,145,069	1,092,265	1,024,596	5.9%	26.2%
Home equity	743,991	728,711	724,672	733,791	737,318	2.1%	0.9%
Installment	160,648	165,216	204,372	209,895	202,267	(2.8)%	(20.6)%
Credit card	56,386	55,911	53,552	51,815	52,173	0.8%	8.1%
Total loans	10,646,819	10,550,209	10,433,385	10,298,971	9,797,436	0.9%	8.7%
Less:
Allowance for credit losses	(145,201)	(148,646)	(141,591)	(132,977)	(124,096)	(2.3)%	17.0%
Net loans	10,501,618	10,401,563	10,291,794	10,165,994	9,673,340	1.0%	8.6%
Premises and equipment	192,572	192,077	188,959	189,080	189,067	0.3%	1.9%
Operating leases	136,883	132,272	153,986	91,738	84,851	3.5%	61.3%
Goodwill	1,005,868	1,005,828	1,005,738	1,001,507	998,422	0.0%	0.7%
Other intangibles	86,378	88,662	91,169	93,919	96,528	(2.6)%	(10.5)%
Accrued interest and other assets	1,186,618	1,078,186	1,076,033	1,220,648	1,280,427	10.1%	(7.3)%
Total Assets	$17,054,852	$17,090,149	$16,933,884	$17,003,316	$16,623,793	(0.2)%	2.6%

LIABILITIES
Deposits
Interest-bearing demand	$2,880,617	$2,919,472	$2,761,811	$3,037,153	$2,980,465	(1.3)%	(3.4)%
Savings	4,023,455	3,785,445	3,746,403	3,828,139	3,980,020	6.3%	1.1%
Time	2,572,909	2,484,780	2,336,368	1,700,705	1,242,412	3.5%	107.1%
Total interest-bearing deposits	9,476,981	9,189,697	8,844,582	8,565,997	8,202,897	3.1%	15.5%
Noninterest-bearing	3,438,572	3,605,181	3,830,102	4,135,180	4,137,038	(4.6)%	(16.9)%
Total deposits	12,915,553	12,794,878	12,674,684	12,701,177	12,339,935	0.9%	4.7%
Federal funds purchased and securities sold
under agreements to repurchase	0	0	0	0	3,535	0.0%	100.0%
FHLB short-term borrowings	755,000	1,050,300	1,089,400	1,130,000	972,600	(28.1)%	(22.4)%
Other	219,188	165,983	128,160	157,156	184,912	32.1%	18.5%
Total short-term borrowings	974,188	1,216,283	1,217,560	1,287,156	1,161,047	(19.9)%	(16.1)%
Long-term debt	340,902	339,963	342,647	346,672	355,116	0.3%	(4.0)%
Total borrowed funds	1,315,090	1,556,246	1,560,207	1,633,828	1,516,163	(15.5)%	(13.3)%
Accrued interest and other liabilities	694,700	595,606	577,497	626,938	773,563	16.6%	(10.2)%
Total Liabilities	14,925,343	14,946,730	14,812,388	14,961,943	14,629,661	(0.1)%	2.0%

SHAREHOLDERS' EQUITY
Common stock	1,636,054	1,632,659	1,629,428	1,634,605	1,631,696	0.2%	0.3%
Retained earnings	1,101,905	1,060,715	1,016,893	968,237	920,943	3.9%	19.6%
Accumulated other comprehensive income (loss)	(410,005)	(353,010)	(328,059)	(358,663)	(354,570)	16.1%	15.6%
Treasury stock, at cost	(198,445)	(196,945)	(196,766)	(202,806)	(203,937)	0.8%	(2.7)%
Total Shareholders' Equity	2,129,509	2,143,419	2,121,496	2,041,373	1,994,132	(0.6)%	6.8%
Total Liabilities and Shareholders' Equity	$17,054,852	$17,090,149	$16,933,884	$17,003,316	$16,623,793	(0.2)%	2.6%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,
	2023	2023	2023	2022	2022	2023	2022
ASSETS
Cash and due from banks	$211,670	$221,527	$218,724	$218,216	$228,068	$217,281	$239,219
Interest-bearing deposits with other banks	386,173	329,584	318,026	372,054	317,146	344,844	295,174
Investment securities	3,394,237	3,560,453	3,635,317	3,705,304	4,003,472	3,529,119	4,142,157
Loans held for sale	15,420	11,856	5,531	8,639	12,283	10,972	14,427
Loans and leases
Commercial and industrial	3,443,615	3,469,683	3,456,681	3,249,252	3,040,547	3,456,612	2,888,291
Lease financing	371,598	323,819	252,219	203,790	158,667	316,316	136,392
Construction real estate	547,884	518,190	536,294	501,787	469,489	534,165	468,108
Commercial real estate	4,024,798	4,050,946	4,017,021	4,028,944	3,969,935	4,030,950	4,044,214
Residential real estate	1,260,249	1,181,053	1,115,889	1,066,859	998,476	1,186,259	946,417
Home equity	735,251	726,333	728,185	735,039	728,791	729,949	716,333
Installment	164,092	172,147	205,934	208,484	164,063	180,571	143,403
Credit card	60,827	59,478	55,548	56,325	54,946	58,637	54,222
Total loans	10,608,314	10,501,649	10,367,771	10,050,480	9,584,914	10,493,459	9,397,380
Less:
Allowance for credit losses	(150,297)	(145,578)	(136,419)	(127,541)	(119,000)	(144,149)	(124,145)
Net loans	10,458,017	10,356,071	10,231,352	9,922,939	9,465,914	10,349,310	9,273,235
Premises and equipment	194,228	190,583	190,346	189,342	190,738	191,733	191,814
Operating leases	132,984	138,725	107,092	88,365	83,970	126,362	73,126
Goodwill	1,005,844	1,005,791	1,005,713	998,575	999,690	1,005,783	999,960
Other intangibles	87,427	89,878	92,587	95,256	97,781	89,945	100,370
Accrued interest and other assets	1,065,389	1,063,587	1,138,311	1,168,908	986,927	1,088,829	923,549
Total Assets	$16,951,389	$16,968,055	$16,942,999	$16,767,598	$16,385,989	$16,954,178	$16,253,031

LIABILITIES
Deposits
Interest-bearing demand	$2,927,416	$2,906,855	$2,906,712	$3,103,091	$3,105,547	$2,913,737	$3,177,253
Savings	3,919,590	3,749,902	3,818,807	3,943,342	4,036,565	3,829,802	4,085,787
Time	2,446,854	2,393,707	2,131,707	1,360,681	1,052,669	2,325,244	1,112,541
Total interest-bearing deposits	9,293,860	9,050,464	8,857,226	8,407,114	8,194,781	9,068,783	8,375,581
Noninterest-bearing	3,493,305	3,663,419	3,954,915	4,225,192	4,176,242	3,702,189	4,187,145
Total deposits	12,787,165	12,713,883	12,812,141	12,632,306	12,371,023	12,770,972	12,562,726
Federal funds purchased and securities sold
under agreements to repurchase	10,788	21,881	26,380	16,167	32,637	19,626	34,028
FHLB short-term borrowings	878,199	1,028,207	925,144	944,320	892,786	943,678	581,470
Other	175,682	132,088	139,195	184,439	131,237	149,122	91,654
Total short-term borrowings	1,064,669	1,182,176	1,090,719	1,144,926	1,056,660	1,112,426	707,152
Long-term debt	338,402	341,523	343,619	344,162	350,058	341,162	364,693
Total borrowed funds	1,403,071	1,523,699	1,434,338	1,489,088	1,406,718	1,453,588	1,071,845
Accrued interest and other liabilities	607,552	592,708	614,310	636,640	519,069	604,831	480,845
Total Liabilities	14,797,788	14,830,290	14,860,789	14,758,034	14,296,810	14,829,391	14,115,416

SHAREHOLDERS' EQUITY
Common stock	1,634,102	1,631,230	1,633,396	1,632,941	1,631,078	1,632,912	1,635,103
Retained earnings	1,076,515	1,034,092	989,777	941,987	899,524	1,033,779	869,574
Accumulated other comprehensive loss	(358,769)	(330,263)	(339,450)	(361,284)	(236,566)	(342,898)	(156,047)
Treasury stock, at cost	(198,247)	(197,294)	(201,513)	(204,080)	(204,857)	(199,006)	(211,015)
Total Shareholders' Equity	2,153,601	2,137,765	2,082,210	2,009,564	2,089,179	2,124,787	2,137,615
Total Liabilities and Shareholders' Equity	$16,951,389	$16,968,055	$16,942,999	$16,767,598	$16,385,989	$16,954,178	$16,253,031

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages									Year-to-Date Averages
	September 30, 2023			June 30, 2023			September 30, 2022			September 30, 2023		September 30, 2022
	Balance	Interest	Yield	Balance	Interest	Yield	Balance	Interest	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$3,394,237	$34,819	4.07%	$3,560,453	$35,575	4.01%	$4,003,472	$31,345	3.11%	$3,529,119	4.01%	$4,142,157	2.79%
Interest-bearing deposits with other banks	386,173	5,011	5.15%	329,584	3,933	4.79%	317,146	1,597	2.00%	344,844	4.84%	295,174	1.01%
Gross loans (1)	10,623,734	192,261	7.18%	10,513,505	184,387	7.03%	9,597,197	122,170	5.05%	10,504,431	6.95%	9,411,807	4.35%
Total earning assets	14,404,144	232,091	6.39%	14,403,542	223,895	6.23%	13,917,815	155,112	4.42%	14,378,394	6.18%	13,849,138	3.81%

Nonearning assets
Allowance for credit losses	(150,297)			(145,578)			(119,000)			(144,149)		(124,145)
Cash and due from banks	211,670			221,527			228,068			217,281		239,219
Accrued interest and other assets	2,485,872			2,488,564			2,359,106			2,502,652		2,288,819
Total assets	$16,951,389			$16,968,055			$16,385,989			$16,954,178		$16,253,031

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$2,927,416	$12,953	1.76%	$2,906,855	$8,351	1.15%	$3,105,547	$2,404	0.31%	$2,913,737	1.28%	$3,177,253	0.16%
Savings	3,919,590	19,853	2.01%	3,749,902	14,055	1.50%	4,036,565	2,199	0.22%	3,829,802	1.45%	4,085,787	0.13%
Time	2,446,854	24,263	3.93%	2,393,707	21,886	3.67%	1,052,669	1,783	0.67%	2,325,244	3.64%	1,112,541	0.50%
Total interest-bearing deposits	9,293,860	57,069	2.44%	9,050,464	44,292	1.96%	8,194,781	6,386	0.31%	9,068,783	1.96%	8,375,581	0.19%
Borrowed funds
Short-term borrowings	1,064,669	14,615	5.45%	1,182,176	15,536	5.27%	1,056,660	6,158	2.31%	1,112,426	5.18%	707,152	1.52%
Long-term debt	338,402	4,952	5.81%	341,523	4,835	5.68%	350,058	4,676	5.30%	341,162	5.74%	364,693	5.07%
Total borrowed funds	1,403,071	19,567	5.53%	1,523,699	20,371	5.36%	1,406,718	10,834	3.06%	1,453,588	5.31%	1,071,845	2.73%
Total interest-bearing liabilities	10,696,931	76,636	2.84%	10,574,163	64,663	2.45%	9,601,499	17,220	0.71%	10,522,371	2.42%	9,447,426	0.48%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	3,493,305			3,663,419			4,176,242			3,702,189		4,187,145
Other liabilities	607,552			592,708			519,069			604,831		480,845
Shareholders' equity	2,153,601			2,137,765			2,089,179			2,124,787		2,137,615
Total liabilities & shareholders' equity	$16,951,389			$16,968,055			$16,385,989			$16,954,178		$16,253,031

Net interest income	$155,455			$159,232			$137,892			$474,005		$361,247
Net interest spread			3.55%			3.78%			3.71%		3.76%		3.33%
Net interest margin			4.28%			4.43%			3.93%		4.41%		3.49%

Tax equivalent adjustment			0.05%			0.05%			0.05%		0.04%		0.04%
Net interest margin (fully tax equivalent)			4.33%			4.48%			3.98%		4.45%		3.53%

(1) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$552	$(1,308)	$(756)	$9,724	$(6,250)	$3,474	$37,663	$(18,365)	$19,298
Interest-bearing deposits with other banks	297	781	1,078	2,518	896	3,414	8,467	1,799	10,266
Gross loans (2)	3,811	4,063	7,874	51,513	18,578	70,091	183,082	56,829	239,911
Total earning assets	4,660	3,536	8,196	63,755	13,224	76,979	229,212	40,263	269,475

Interest-bearing liabilities
Total interest-bearing deposits	$10,678	$2,099	$12,777	$43,934	$6,749	$50,683	$110,693	$10,152	$120,845
Borrowed funds
Short-term borrowings	516	(1,437)	(921)	8,347	110	8,457	19,358	15,702	35,060
Long-term debt	108	9	117	447	(171)	276	1,822	(1,010)	812
Total borrowed funds	624	(1,428)	(804)	8,794	(61)	8,733	21,180	14,692	35,872
Total interest-bearing liabilities	11,302	671	11,973	52,728	6,688	59,416	131,873	24,844	156,717
Net interest income (1)	$(6,642)	$2,865	$(3,777)	$11,027	$6,536	$17,563	$97,339	$15,419	$112,758

(1) Not tax equivalent.
(2) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)
						Nine months ended,
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2023	2023	2023	2022	2022	2023	2022
ALLOWANCE FOR CREDIT LOSS ACTIVITY
Balance at beginning of period	$148,646	$141,591	$132,977	$124,096	$117,885	$132,977	$131,992
Provision for credit losses	12,907	12,719	8,644	8,689	7,898	34,270	(1,958)
Gross charge-offs
Commercial and industrial	9,207	2,372	730	334	1,947	12,309	5,565
Lease financing	76	90	13	0	13	179	152
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	6,008	2,648	66	245	3	8,722	3,422
Residential real estate	10	20	0	79	119	30	145
Home equity	54	21	91	72	45	166	88
Installment	1,349	1,515	1,524	717	294	4,388	832
Credit card	319	274	217	212	237	810	695
Total gross charge-offs	17,023	6,940	2,641	1,659	2,658	26,604	10,899
Recoveries
Commercial and industrial	335	631	109	293	90	1,075	646
Lease financing	1	1	1	0	13	3	49
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	39	153	2,238	1,327	561	2,430	2,977
Residential real estate	44	113	66	15	35	223	159
Home equity	125	232	80	88	185	437	810
Installment	87	90	54	68	29	231	97
Credit card	40	56	63	60	58	159	223
Total recoveries	671	1,276	2,611	1,851	971	4,558	4,961
Total net charge-offs	16,352	5,664	30	(192)	1,687	22,046	5,938
Ending allowance for credit losses	$145,201	$148,646	$141,591	$132,977	$124,096	$145,201	$124,096

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	1.02%	0.20%	0.07%	0.01%	0.24%	0.43%	0.23%
Lease financing	0.08%	0.11%	0.02%	0.00%	0.00%	0.07%	0.10%
Construction real estate	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Commercial real estate	0.59%	0.25%	(0.22)%	(0.11)%	(0.06)%	0.21%	0.01%
Residential real estate	(0.01)%	(0.03)%	(0.02)%	0.02%	0.03%	(0.02)%	0.00%
Home equity	(0.04)%	(0.12)%	0.01%	(0.01)%	(0.08)%	(0.05)%	(0.13)%
Installment	3.05%	3.32%	2.89%	1.24%	0.64%	3.08%	0.69%
Credit card	1.82%	1.47%	1.12%	1.07%	1.29%	1.48%	1.16%
Total net charge-offs	0.61%	0.22%	0.00%	(0.01)%	0.07%	0.28%	0.08%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial and industrial	$17,152	$21,508	$13,971	$8,242	$8,719	$17,152	$8,719
Lease financing	7,731	4,833	175	178	199	7,731	199
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	33,019	11,876	5,362	5,786	13,435	33,019	13,435
Residential real estate	12,328	11,697	11,129	10,691	10,250	12,328	10,250
Home equity	3,937	3,239	3,399	3,123	3,445	3,937	3,445
Installment	774	568	544	603	279	774	279
Nonaccrual loans	74,941	53,721	34,580	28,623	36,327	74,941	36,327
Accruing troubled debt restructurings (TDRs) (2)	N/A	N/A	N/A	10,960	11,022	N/A	11,022
Total nonperforming loans (2)	74,941	53,721	34,580	39,583	47,349	74,941	47,349
Other real estate owned (OREO)	142	281	191	191	22	142	22
Total nonperforming assets (2)	75,083	54,002	34,771	39,774	47,371	75,083	47,371
Accruing loans past due 90 days or more	698	873	159	857	139	698	139
Total underperforming assets (2)	$75,781	$54,875	$34,930	$40,631	$47,510	$75,781	$47,510
Total classified assets (2)	$140,552	$138,909	$158,984	$128,137	$114,956	$140,552	$114,956

CREDIT QUALITY RATIOS
Allowance for credit losses to
Nonaccrual loans	193.75%	276.70%	409.46%	464.58%	341.61%	193.75%	341.61%
Nonperforming loans	193.75%	276.70%	409.46%	335.94%	262.09%	193.75%	262.09%
Total ending loans	1.36%	1.41%	1.36%	1.29%	1.27%	1.36%	1.27%
Nonperforming loans to total loans	0.70%	0.51%	0.33%	0.38%	0.48%	0.70%	0.48%
Nonaccrual loans to total loans	0.70%	0.51%	0.33%	0.28%	0.37%	0.70%	0.37%
Nonperforming assets to
Ending loans, plus OREO	0.71%	0.51%	0.33%	0.39%	0.48%	0.71%	0.48%
Total assets	0.44%	0.32%	0.21%	0.23%	0.28%	0.44%	0.28%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.71%	0.51%	0.33%	0.28%	0.37%	0.71%	0.37%
Total assets	0.44%	0.32%	0.21%	0.17%	0.22%	0.44%	0.22%
Classified assets to total assets	0.82%	0.81%	0.94%	0.75%	0.69%	0.82%	0.69%

(1) Nonaccrual loans include nonaccrual TDRs of $10.0 million and $12.8 million, as of December 31, 2022 and September 30, 2022, respectively.
(2) Upon adoption of ASU 2022-02 as of January 1, 2023, the TDR model was eliminated. Prospectively, disclosures will include modifications of loans to borrowers experiencing financial difficulty (FDM). FDMs are excluded from nonperforming, underperforming and classified assets.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
						Nine months ended,
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2023	2023	2023	2022	2022	2023	2022
PER COMMON SHARE
Market Price
High	$24.02	$22.27	$26.24	$26.68	$23.75	$26.24	$26.73
Low	$19.19	$18.20	$21.30	$21.56	$19.02	$18.20	$19.02
Close	$19.60	$20.44	$21.77	$24.23	$21.08	$19.60	$21.08

Average shares outstanding - basic	94,030,275	93,924,068	93,732,532	93,590,674	93,582,250	93,896,716	93,507,831
Average shares outstanding - diluted	95,126,269	95,169,348	94,960,158	94,831,788	94,793,766	95,085,871	94,504,453
Ending shares outstanding	95,117,180	95,185,483	95,190,406	94,891,099	94,833,964	95,117,180	94,833,964

Total shareholders' equity	$2,129,509	$2,143,419	$2,121,496	$2,041,373	$1,994,132	$2,129,509	$1,994,132

REGULATORY CAPITAL	Preliminary					Preliminary
Common equity tier 1 capital	$1,527,793	$1,481,913	$1,432,332	$1,399,420	$1,348,413	$1,527,793	$1,348,413
Common equity tier 1 capital ratio	11.60%	11.34%	11.00%	10.83%	10.82%	11.60%	10.82%
Tier 1 capital	$1,572,248	$1,526,362	$1,476,734	$1,443,698	$1,392,565	$1,572,248	$1,392,565
Tier 1 ratio	11.94%	11.68%	11.34%	11.17%	11.17%	11.94%	11.17%
Total capital	$1,778,993	$1,756,968	$1,707,270	$1,691,255	$1,640,052	$1,778,993	$1,640,052
Total capital ratio	13.51%	13.44%	13.11%	13.09%	13.15%	13.51%	13.15%
Total capital in excess of minimum requirement	$396,083	$384,735	$339,585	$334,316	$330,973	$396,083	$330,973
Total risk-weighted assets	$13,170,574	$13,068,888	$13,025,567	$12,923,233	$12,467,422	$13,170,574	$12,467,422
Leverage ratio	9.59%	9.33%	9.03%	8.89%	8.88%	9.59%	8.88%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	12.49%	12.54%	12.53%	12.01%	12.00%	12.49%	12.00%
Ending tangible shareholders' equity to ending tangible assets (1)	6.50%	6.56%	6.47%	5.95%	5.79%	6.50%	5.79%
Average shareholders' equity to average assets	12.70%	12.60%	12.29%	11.98%	12.75%	12.53%	13.15%
Average tangible shareholders' equity to average tangible assets (1)	6.69%	6.57%	6.21%	5.84%	6.49%	6.49%	6.85%

REPURCHASE PROGRAM (2)
Shares repurchased	0	0	0	0	0	0	0
Average share repurchase price	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total cost of shares repurchased	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

(2) Represents share repurchases as part of publicly announced plans.

N/A = Not applicable